Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER
          This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER, dated as of October 5, 2009 (this “Amendment”), modifies that certain Credit Agreement, dated as of September 30, 2008 (as amended, restated, amended and restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”), among ATHENAHEALTH, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders, the Swing Line Lender and the L/C Issuer. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
RECITALS
          WHEREAS, the Borrower has informed the undersigned Lenders and the Administrative Agent of its intention to purchase all of the Equity Interests in Anodyne Health Partners, Inc. (“Anodyne”, and such purchase referred to hereinafter as the “Anodyne Purchase”) and has requested that the undersigned Lenders and the Administrative Agent waive certain provisions of Section 7.03(g) of the Credit Agreement in connection with such purchase;
          WHEREAS, the Borrower has requested that the undersigned Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement; and
          WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to waive certain provisions of and amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein;
          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
          Section 1. Limited Waiver.
          (a) In connection with the Anodyne Purchase, the Borrower has advised the Administrative Agent that it will not be able to comply with Section 7.03(g)(vi) of the Credit Agreement which requires that the EBITDA set forth on the most recent income statement for the four fiscal quarter period then ended with respect to the Person to be purchased be greater than $0.00. The Administrative Agent and undersigned Lenders, solely with respect to the Anodyne Purchase, waive such requirement set forth in Section 7.03(g)(vi).
          (b) In connection with the Anodyne Purchase, the Borrower has advised the Administrative Agent that it will not be able to comply with Section 7.03(g)(ix) of the Credit Agreement which requires the Borrower to deliver to the Administrative Agent and each Lender, at least 25 days prior to the date of consummation of the Anodyne Purchase, (i) a description of such purchase, (ii) diligence materials, (iii) a certificate of a Responsible Officer certifying that the Anodyne Purchase is in compliance with Section 7.03(g)(vi) of the Credit Agreement, and (iv) calculations in support thereof. The Administrative Agent and undersigned Lenders, solely with respect to the Anodyne Purchase, waive such requirement set forth in Section 7.03(g)(ix).
          (c) The foregoing waivers in Sections 1(a) and 1(b) hereof are limited waivers and the execution and delivery of this Amendment does not (a) constitute a waiver by the Administrative Agent and the undersigned Lenders of any other term or condition under the Credit Agreement or any other Loan Document, and of any right, power or remedy of the Lenders under any of the Loan

Documents (all such rights, powers and remedies being expressly reserved), (b) establish a custom or a course of dealing or conduct between the Lenders and the Borrower, or (c) prejudice any rights which the Lenders now have or may have in the future under or in connection with the Loan Documents.
          Section 2. Amendments to Credit Agreement.
          (a) Section 1.01 is hereby amended by inserting the following new definition in correct alphabetical order:
“Anodyne” means Anodyne Health Partners, Inc.
“Anodyne Acquisition” means the acquisition by the Borrower of all of the Equity Interests in Anodyne pursuant to the terms of the Anodyne Acquisition Agreement.
“Anodyne Acquisition Agreement” means the Agreement and Plan of Merger, dated as of October 5, 2009, by and among athenahealth, Inc., Aries Acquisition Corporation, Anodyne, and Walter Beinecke and Richard Maclean as representatives of the Securityholders (as defined therein).
          (b) Section 7.03(g)(v) of the Credit Agreement is hereby amended as follows:
          (i) “$30,000,000” is hereby replaced with “$50,000,000” in each instance in which such number is included in such section; and ‘
          (ii) The following clause is inserted at the end of Section 7.03(g)(v):
“provided that, the Anodyne Acquisition shall not be included in a calculation of the cumulative amount of acquisitions or purchases calculated in clause (B) of this Section 7.03(g)(v);”
          Section 3. Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
          (a) Documentation. Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
          (i) fully-executed and effective Amendment by the Borrowers, the Administrative Agent and the Required Lenders;
          (ii) such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.
          (b) No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.
          (c) Fees. The Administrative Agent, for the person entitled thereto, shall have received payment by the Borrower of any fees and expenses that are due and payable on or prior to the Effective Date.
          Section 4. Conditions Subsequent.

               (a) Credit Agreement Schedules. The Borrower shall have delivered to the Administrative Agent within twenty (20) days following the closing of the Anodyne Acquisition the following revised Schedules to the Credit Agreement: (i) Schedule 5.05 (“Supplement to Interim Financial Statements”), (ii) Schedule 5.06 (“Litigation”), (iii) Schedule 5.08(b) (“Existing Liens”), (iv) Schedule 5.08(d)(i) (“Leased Real Property (Lessee)”), (v) Schedule 5.13 (“Subsidiaries, Equity Interests”), (vi) Schedule 5.17 (“Intellectual Property Matters”), (vii) Schedule 6.12 (“Guarantors”), and (viii) Schedule 7.02 (“Existing Indebtedness”). The Borrower agrees with the Administrative Agent and the Lenders that failure to provide the aforementioned Schedules 5.05, 5.06, 5.08(b), 5.08(d)(i), 5.13, 5.17, 6.12, and 7.02 within such time period shall constitute an Event of Default under the Credit Agreement.
               (b) Compliance with Section 6.12 of the Credit Agreement. The Borrower shall have delivered to the Administrative Agent all applicable documentation required to be delivered following the closing of the Anodyne Acquisition pursuant to the requirements and time periods set forth in Section 6.12 of the Credit Agreement. The Borrower agrees with the Administrative Agent and the Lenders that failure to provide such documentation as required by Section 6.12 of the Credit Agreement shall constitute an Event of Default under the Credit Agreement.
          Section 5. Representations and Warranties; Reaffirmation of Grant. The Borrower hereby represents and warrants, on behalf of itself and its Subsidiaries, to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Borrower, on behalf of itself and its Subsidiaries, set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Collateral Documents to which the Borrower is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents. The Borrower, as a party to the Security Agreement or any of the Collateral Documents, hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.
          Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
          Section 7. Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if the Borrower fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by the Borrower, on behalf of itself and its Subsidiaries, under or in connection with this Amendment shall have been untrue, false or misleading when made.

          Section 8. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.
          Section 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).
          Section 10. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 11. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment of any rights or remedies any Lender or the Administrative Agent may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender or the Administrative Agent to execute similar or other amendments or grant any amendments under the same or similar or other circumstances in the future.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower: ATHENAHEALTH, INC.
By:	/s/ Carl Byers
	Name:	Carl Byers
	Title:	Chief Financial Officer

Administrative Agent: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Linda Alto
	Name:	Linda Alto
	Title:	SVP

Lenders: BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer
By:	/s/ Linda Alto
	Name:	Linda Alto
	Title:	SVP